UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2018

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2018, Best Buy Co., Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) under Item 5.02(d) disclosing that the Board of Directors (the “Board”) of the Company elected Richelle P. Parham as a director, effective March 16, 2018. Committee assignments for Ms. Parham were not determined as of the filing of the Original 8-K.

On June 12, 2018, the Board appointed Ms. Parham to its Audit Committee, having previously determined that Ms. Parham satisfies all applicable requirements to serve on the Audit Committee, including without limitation the applicable requirements of the New York Stock Exchange Listed Company Manual and the Securities Exchange Act of 1934, as amended. Ms. Parham’s Committee appointment was effective June 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 14, 2018	By:	/s/ KEITH J. NELSEN
Keith J. Nelsen
General Counsel and Secretary